UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 25, 2008
ENZON PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-12957	22-2372868

(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

685 Route 202/206, Bridgewater, NJ	08807

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (908) 541-8600
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders
     On August 25, 2008, Enzon Pharmaceuticals, Inc. (“Enzon”) entered into the supplemental indenture, dated as of August 25, 2008 (the “First Supplemental Indenture”) to the Indenture, dated as of May 23, 2006 (the “Indenture”), between Enzon and Wilmington Trust Company, as trustee (the “Trustee”) pursuant to which the 4% Convertible Senior Notes Due 2013 (the “Notes”) were issued.
   The First Supplemental Indenture amends the Indenture by:
     (i) eliminating any exceptions to circumstances under which a sale, transfer or lease by Enzon of all or substantially all of its properties or assets to another person would constitute a Fundamental Change (as defined in the Indenture);
     (ii) providing that Enzon may not sell, transfer, lease or otherwise dispose of all or substantially all of its properties or assets unless: (a) an amount in cash sufficient to satisfy its obligations under the Indenture to repurchase the Notes in the event of a Fundamental Change is designated by Enzon for such purpose and held in a segregated account for 60 business days after the consummation of the sale, transfer, lease or disposition transaction and (b) no default or event of default under the Indenture will have occurred and be continuing;
     (iii) providing that upon a sale, transfer, lease or other disposition of all or substantially all of Enzon’s properties or assets that is a Fundamental Change, the transferee will not be required to assume Enzon’s obligations under the Indenture and the Notes; and
     (iv) increasing the number of additional shares issuable per $1,000 initial principal amount of Notes upon conversion of the Notes in connection with a Fundamental Change (together, the “Amendments”).
     The Indenture provides that a supplemental indenture of this type may be entered into upon receipt of consents from holders representing a majority in aggregate principal amount of the Notes. Prior to the execution of the First Supplemental Indenture, Enzon solicited and received the required consents to the Amendments to the Indenture. The consent solicitation expired at 5:00 p.m., New York City time, on August 22, 2008.
     There are no material relationships between the Trustee and Enzon or any of their respective affiliates, other than the Trustee’s service as trustee under the Indenture and the First Supplemental Indenture.
     The First Supplemental Indenture is filed as Exhibit 4.1 to this report.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Exhibit Description
4.1	First Supplemental Indenture dated as of August 25, 2008, by and between Enzon Pharmaceuticals, Inc. and Wilmington Trust Company related to the 4% Convertible Senior Notes Due 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 25, 2008

ENZON PHARMACEUTICALS, INC.

By:	/s/ Craig A. Tooman
Name:	Craig A. Tooman
Title:	Executive Vice President, Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
4.1	First Supplemental Indenture dated as of August 25, 2008, by and between Enzon Pharmaceuticals, Inc. and Wilmington Trust Company related to the 4% Convertible Senior Notes Due 2013.